SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

 ____________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  August 5, 2014

 ZAGG Inc
 (Exact name of registrant as specified in its charter)

Nevada	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 South 500 West, Suite J Salt Lake City, Utah	84115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (801) 263-0699

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On August 5, 2014, ZAGG Inc (the “Registrant”) issued a press release announcing the results of operations for the three and six months ended June 30, 2014, and made publicly available certain supplemental financial information, including commentary on results of operations from Brandon O’Brien, Chief Financial Officer (“CFO”). The supplemental financial information is furnished with this report as Exhibit 99.1, the press release is furnished with this report as Exhibit 99.2, and the CFO commentary is furnished with this report as Exhibit 99.3.

The Registrant also will hold its earnings conference call on August 5, 2014.

The information contained in Item 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, and 99.3 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Supplemental Financial Information for the Three and Six Months Ended June 30, 2014
99.2	Results of Operations Press Release dated August 5, 2014
99.3	CFO Commentary on Results of Operations for the Three and Six Months Ended June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG Inc

Date: August 5, 2014	By:	/s/ BRANDON T. O’BRIEN
Brandon T. O’Brien
Chief Financial Officer

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